POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED APRIL 5, 2012 TO THE
PROSPECTUS DATED MARCH 1, 2012 OF:

PowerShares India Portfolio

Effective immediately, the following replaces the disclosure under the section "Additional Information About the Fund's Strategies and Risks—Additional Risks of Investing in the Fund—Tax Risk" beginning on page 18 of the Prospectus:

The Subsidiary is a wholly-owned subsidiary of the Trust in Mauritius, and, being incorporated in Mauritius, the Subsidiary may be eligible to receive certain benefits from favorable tax treatment by the Indian government pursuant to a taxation treaty between India and Mauritius. The Supreme Court of India has upheld the validity of this treaty in response to a challenge in a lower court contesting the treaty's applicability to entities such as the Subsidiary; however, there can be no assurance that any future challenge will result in a favorable outcome. Unconfirmed press reports state that India and Mauritius are in the process of re-negotiating the treaty, which could change the tax treatment of investments by Mauritius-based companies, such as the Subsidiary, in India. Any change in the provisions of the treaty or in its applicability to the Subsidiary could result in the imposition of withholding and other taxes on the Subsidiary by India, which would reduce the return to the Fund on its investments.

While the Subsidiary currently holds a Tax Residency Certificate ("TRC") in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal would be granted by the Mauritius Revenue Authority. In case the Subsidiary is found not to be a tax resident in Mauritius, the Subsidiary no longer may be eligible for the benefits under certain tax treaties, which consequently may have an adverse impact on the taxability of the Subsidiary and the returns to the Fund's investors.

The Fund intends to elect to "pass-through" to the Fund's shareholders—as a deduction or credit—the amount of foreign taxes paid by the Fund. The taxes passed-through to shareholders are included in each shareholder's income. Certain shareholders, including some non-U.S. shareholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit or be eligible to be passed through to shareholders.

As part of the Union Budget, 2012 ("Budget"), the Government of India recently has proposed certain legislative amendments to its existing income tax laws. The proposals of the Budget were presented in the Indian Parliament on March 16, 2012. The Budget proposals could be enacted if passed by both of the Indian Houses of Parliament and then receive Presidential assent.

If enacted in the form proposed, the Budget proposal will amend the existing India Income Tax Act, 1961, and could have a detrimental effect on the tax treatment of those investors who seek exposure to Indian securities, directly or indirectly, by substantially changing the manner by which such offshore entities, such as the Fund and its investors, are taxed in India. A key Budget proposal may have the effect of applying Indian income tax to transfers of shares or interest in a non-Indian company or entity outside of India, if such shares or interest derives its value, directly or indirectly, substantially from the assets located in India. Also, some of the changes proposed by the Budget could be applied retroactively from April 1, 1962.

The Budget also includes a general anti-avoidance rule ("GAAR"). GAAR would be applicable where the main purpose (or one of the main purposes) of an arrangement is tax avoidance. GAAR provisions empower the tax authorities to declare any arrangement as an "impermissible avoidance arrangement," provided the same has been entered into with the main objective of obtaining a tax benefit under specified circumstances. The specific rules relating to invocation of GAAR by the revenue authorities are yet to be notified. If the Budget proposals were enacted, and if the Indian tax authorities were to apply the GAAR to the Subsidiary, this could result in the benefits under the Treaty being denied to the Subsidiary, and consequently have an adverse impact on the taxability of the Subsidiary and the returns to the investors. Additionally, the Indian tax department may prescribe additional particulars of TRCs, for granting treaty benefits if the Budget proposals are enacted.

The Indian tax authorities, under the Budget proposal on GAAR, may declare any arrangement as an impermissible avoidance arrangement for the prevention or diminution of the relevant tax benefit by inter alia reallocating, amongst the parties to the arrangement, any accrual, or receipt, of a capital or revenue nature. Thus, for instance, in the case of sale or redemption of a debt instrument, there is a potential risk that the tax authorities may not accept the income or premium on sale or redemption of these instruments, such as non-convertible debentures, deep discounted bond, etc., in the nature of capital gains and may re-characterize the same as interest payments or income from debt claims and thereby subject it to tax as applicable on interest income or income from debt claims, which could be substantially higher than the tax on capital gains.

In theory, the proposed changes could apply Indian income tax to transactions by the Fund in shares of the Subsidiary or in Fund shares. These proposed changes have attracted widespread international criticism and it is unclear whether they will be enacted as proposed or if enacted, how extensively they will be applied by Indian tax authorities. Investors are urged to consult their own tax advisors with respect to their own tax situations and the tax consequences of an investment in the Fund.

Please Retain This Supplement For Future Reference.

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